Net Tax Effects of Temporary Differences between the Carring Amount of Significant Components of Deferred Tax Assets and Deferred Tax Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Research and development and other credits	$ 6,187	$ 5,235
Net operating loss carryforward	14,795	26,867
Charitable contributions		11
Deferred revenue	1,355	1,115
Stock compensation	125	17
Accrued expense	1,323	1,346
Depreciable and amortizable assets	29	368
Other	228
Total deferred tax assets	24,042	34,959
Deferred tax liabilities:
Prepaid expenses	(1,249)	(1,389)
Intangibles	(17,232)	(32,751)
Total deferred tax assets, net	5,561	819
Less valuation allowance for deferred tax assets	(5,297)	(486)
Net deferred tax assets	$ 264	$ 333